                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM T-1
       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(B)(2) [ ]

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                     ---------------------------------------
               (Exact name of trustee as specified in its charter)

                   NEW YORK                                  01-0622605
                   --------                                  ----------
(Jurisdiction of incorporation or organization            (I.R.S. Employer
         if not  a U.S. national bank)                 Identification Number)

              767 THIRD AVENUE, 31ST FLOOR                           10017
              ----------------------------                           -----
     (Address of principal executive offices)                     (Zip Code)

      LAW DEBENTURE TRUST COMPANY OF NEW YORK, 767 THIRD AVENUE, 31ST FLOOR
      ---------------------------------------------------------------------
                       NEW YORK, NY 10017, (212) 750-7464
                       ----------------------------------
           (Name, address and telephone number of agent for services)

                      TURQUOISE CARD BACKED SECURITIES PLC
                      -------------------------------------
               (Exact name of obligor as specified in its charter)

               UNITED KINGDOM                            NOT APPLICABLE
               --------------                            --------------
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)

    C/O WILMINGTON TRUST SP SERVICES (LONDON)
LIMITED. TOWER 42 (LEVEL 11), 25 OLD BROAD STREET
                 LONDON EC2N 1 HQ                        NOT APPLICABLE
                 ----------------                        --------------
     (Address of principal executive offices)              (Zip Code)

                           MEDIUM TERM NOTE PROGRAMME
                           --------------------------
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE-

  A. NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
     IS SUBJECT.

--------------------------------------------------------------------------------
     Name                                               Address
--------------------------------------------------------------------------------
     Superintendent of Banks of the State of New York   2 Rector Street, New
                                                        York, NY 10006, and
                                                        Albany, NY 12203

  B. WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

None.

ITEM 16. LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

  1.  A copy of the articles of association of the trustee as now in effect.
      (see Exhibit 1 to Form T-1 filed in connection with Registration Statement
      No. 333-133414, which is incorporated by reference).

  2.  A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No.
      333-133414, which is incorporated by reference).

  3.  A copy of the existing bylaws of the trustee, or instruments corresponding thereto. (see Exhibit 3 to Form T-1 filed in connection with Registration
      Statement No. 333-133414, which is incorporated by reference).

  4.  The consents of the Trustee required by Section 321(b) of the Act. (see
      Exhibit 4 to Form T-1 filed in connection with Registration Statement No.
      333-133414, which is incorporated by reference).

  5.  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (see
      Exhibit 5 to Form T-1 filed in connection with Registration Statement No.
      333-133414, which is incorporated by reference).

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law
Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the
City of New York, and State of New York, on the 17th day of August 2006.

                                         Law Debenture Trust Company of New York
                                                      (Trustee)

                                         By: /s/ Patrick J. Healy
                                            ----------------------------
                                            Patrick J. Healy
                                            Vice President